INSTANT ON-LINE LOTTERY LICENSE AGREEMENT



ENTERED INTO THIS         DAY OF       2003



BETWEEN


649.COM  INC
------------
('LICENSOR') incorporated in the State of Nevada, USA with offices in Vancouver, Canada.

AND


_____________________________,
("LICENSEE")  incorporated  in  ________________  with  offices  in
____________________________




WHEREAS

     - Licensor has developed a proprietary instant on-line Lottery software program
 .
     -    Licensor  is  in  the  business  of  selling  on-line  gaming software
          Licenses to operate a lottery game and wishes to license the 649.com Inc software program ('649 Software') to Licensee

     - Licensee is desirous of purchasing a 649 Software license to operate an Internet lottery gaming site.


NOW THEREFORE in consideration of the mutual promises, covenants and obligations contained herein, and for valuable consideration, receipt of which is hereby acknowledged, the Licensor hereby agrees to provide to Licensee a License to operate an instant on-line Lottery game on a non-exclusive basis on the terms and conditions outlined in this Agreement;

1.   DEFINITIONS
     -----------


     AGREEMENT           Shall  mean  this  Instant  On-Line  Lottery  License
                         Agreement

     CREDIT  CARD
     PROCESSOR           Shall  mean  a  company  that  processes  credit  card
                         transactions.

     CURRENCY Unless otherwise indicated, all dollar amounts are expressed in United States Dollars.

     EFFECTIVE           Shall  mean  the date the Agreement has been signed and
     DATE                accepted  by  all  parties.

     END  USER           Shall mean an individual the Licensee permits to access
                         and utilize, but not to further distribute, the software.

     GROSS               Shall  mean  the  revenue generated from the sale of on
     REVENUE             line  Lottery  tickets.

     LICENSE Shall mean the limited right to use the software program provided to the licensee by the licensor on a non-exclusive basis.

     LOTTERY shall mean the game of selecting 6 random numbers using the 649 Software.

     HARDWARE Shall mean all the necessary computers, servers, routers, cabling, monitors, hard-drives, back-up systems and other equipment as determined by the Licensor in its absolute discretion that may be required to properly store, distribute and run the 649 software.

     ROYALTY             Shall  mean  the  fees  payable to Licensor by Licensee
                         pursuant  to  Schedule  "E".
     FEE                 for  each  ticket  sold.


     649  SOFTWARE       Shall  mean  the  object  code  version of the computer
                         software  program  provided  to  Licensee  by Licensor.



2    THE  SOFTWARE
     -------------

     The Licensor hereby agrees to provide to Licensee a License to operate a 649 Lottery style game on a non-exclusive basis as follows

          a)   THE  LICENSE
               ------------
               Licensor hereby grants to the Licensee a License to use the Licensors proprietary software program, subject to the provisions of sub-paragraph 2(c) below (the " License") for use of the Licensors current version of its web based management system and client software and server software which interfaces with a Credit Card Processing System.

          b)   HARDWARE
               --------

                    i) The Software to be provided by the Licensee shall load and operate on a minimum computer hardware equipment configuration as set out in Schedule 'G'

                    ii) Licensor shall retain the right to make changes to the above configuration as necessary, at their sole discretion .


          c)   USAGE
               -----
                    i) The Licensor hereby grants to the Licensee, on a non-exclusive basis, the right to use a copy of the Software utilizing a URL in a legal jurisdiction.
                    ii) The Licensee shall not copy or distribute or cause to be copied or distributed the Software for any purpose except as provided herein, without the written consent of the Licensor.
                    iii) The  Licensor  will  provide  the  Licensee  with  an affiliation program that will enable Licensee to link third party web sites to their site. The program will provide the Affiliates with the ability to check stats and track their players accounts
                    iv) The Licensee shall not (and shall not authorize or permit any third party), to reverse engineer, de-compile or disassemble the Software or attempt to do so. If the Licensee becomes aware of the source code of the Software, it shall not make use of or disclose same to any party.
                    v) The Licensor shall have the right at any time, at their discretion, to make changes and upgrades to the software program, wholly or partially. However, the Licensee shall have the right to refuse to accept the software changes.

          d) TRANSACTION PROCESSING SYSTEMS. Licensor shall install a transaction processing system that will allow Licensee's customers to deposit funds via the Internet through the use of credit cards accepted by a Credit Card Provider. Alternative methods of payment, such as wire transfers, money orders, Western Union, Netteller, and Firepay may also be available but Licensee shall have no ownership right to the processing system.

          e) SOFTWARE OWNERSHIP. Except for the License rights granted to the Licensee in terms hereof, the Licensor retains all right, title and interest, including the Intellectual property rights, in and to the Software provided to the Licensee.

          f) NON-EXCLUSIVE AGREEMENT. Licensee acknowledges that this is a non-exclusive agreement and that Licensor will sell licenses to as many other parties as are willing to enter into a licensing agreement with Licensor.

          g) RANDOM NUMBER GENERATOR Also referred to as 'RNG' shall mean the numbers that are randomly selected by the computer for the game using variable criteria over which neither the Licensor not the Licensee has any control over.

3    DELIVERY  AND  INSTALLATION
     ---------------------------

          a) DELIVERY SCHEDULE. The Licensor shall deliver or cause to be delivered the Licensor's current Client Server program within 45 days from the date the graphics have been completed.

          b) SITE PREPARATION AND INSTALLATION. The Licensor shall load and certify the installation of the Software within 15 days from the delivery of the client server. The Licensee shall reimburse the Licensor for any out-of-pocket expenses expended at the request of the Licensee.



4    CONDITIONS  OF  LICENSE
     -----------------------

     a) OWNERSHIP OF SOFTWARE. All right, title and interest in and to the 649 Software, and any copies thereof and all documentation, source code and logic, which describes and/or composes such software remains the sole and exclusive property of Licensor or its agents, as the case may be, pursuant to the terms of Licensor's agreement with its software supplier.

     b) FORCE MAJEUR. Except as otherwise specifically provided herein, neither Licensor nor Licensee and/or their agents shall be responsible for failure of performance due to causes beyond their control, including without limitation, work stoppages, internet connection going down, software hacking that shuts down Licensees site, fires, civil unrest, riots, rebellion, acts of God and similar occurrences.

     c) 649 LOTTERY FORMAT. The Lottery lobby format may be changed by licensee with licensors written approval at licensee's sole cost.

     d) ACCESS TO SOURCE CODE. The Licensor shall control possession of the Source Code and regulate distribution thereof but shall provide Licensee with limited access. Licensee shall be prohibited from any re-distribution of the Source Code which will be regarded as a felony.


5    TERM
     ----

     TERM. This Agreement shall commence and be deemed effective on the date when fully executed (the "Effective Date"). This Agreement shall remain in effect for a period of 3 years (the "Term) from the effective date and may be renewed at the option of the Licensee for a further period of 3 years . There will be no further Licensing fees due or payable for the privilege of extending the term. The Royalty fees shall continue into the new term.

6    PAYMENTS  AND  FEES
     -------------------

     LICENSING FEE. Licensee shall pay Licensor a one time, non-refundable fully earned fee equal to the amount specified in Schedule "C" hereto as the "Initial Fee" in consideration of Licensor's granting .Licensee a license to use the Licensors Software Program.

     INSURANCE Licensor has arranged for Pims Insurance of London to provide Licensee with an insurance policy to guarantee a first prize of 1 million. The cost of taking out this insurance policy is 66,000. If Licensee wishes to take out this cover, Licensee will negotiate with Pims directly and be responsible fort the costs.

     ROYALTY FEES. Licensee shall pay to Licensor a continuing monthly Royalty fee fee as set out in Schedule "E". Royalty fees are payable to Licensor within 15 days after the end of each month. In the event the Licensee is at any time in default of payment of the maintenance fees for more than 21 days, Licensor may immediately cancel this agreement without further notice unless Licensor in writing gives the Licensee an extension. In the event a default occurs more than 2 x in any quarter, the Licensor shall have the right to cancel this agreement without further notice.

     PAYMENTS AFTER TERMINATION. Upon termination of this Agreement for any reason other than the default of the Licensor, the Licensor shall be entitled to immediate payments and partial payments that occurred prior to the date of termination and for which the Transferor has not yet been paid.

     GOVERNMENT LICENSING FEES: Licensee will be responsible to pay for any government licensing fees in the country they intend to operate pout of..


7    TERMINATION
     -----------

     FAILURE TO PAY FEES. Licensor may terminate this Agreement at any time upon 10 days written notice if Licensee is more than 15 days in arrears in paying any monthly fees due or owing to Licensor after same becomes due and owing under the terms of this agreement.

     TERMINATION FOR BREACH. Licensee may terminate this Agreement at any time upon 10 days notice if Licensor is materially in breach of this Agreement for a period of more than 15 days. Licensor shall be allowed to cure the breach during the notice period, thus pre-empting Licensee's ability to terminate the Agreement in accordance with this section.

     ACTS OF INSOLVENCY. The Licensor may terminate this Agreement by written notice to the Licensee if the Licensee becomes insolvent, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, or is wound up or liquidated, voluntarily or otherwise. If Licensor becomes insolvent, is placed in receivership, or in Bankruptcy, this Agreement will terminate and all software shall be returned to the Licensor.

     CUSTOMER INFORMATION. Upon termination of this Agreement, all Customer Information shall remain the sole and exclusive property of Licensee.

     RETURN OF SOFTWARE. Should this Agreement be terminated by Licensor on account of Licensee's default pursuant to this Agreement, the Licensor may repossess any and all Services by directing Licensee in writing to deliver all records, notes data, memoranda, of any nature that are in their possession or under their control and return the Software Source Code and any other Software programs, that Licensor provided Licensee, within fifteen (15) days to the Licensor and at Licensee's expense to the nearest convenient location of the Licensor. Should Licensee terminate this Agreement the same terms and conditions as above apply for return of Software.


     FORCE MAJEUR EVENT. In the event that either party is unable to perform any of its obligations under this Agreement, or to enjoy any of its benefits because of natural disasters, or communications line failure not the fault of the affected party (hereinafter referred to as a "Force Majeure Event"), the party who has been so affected shall immediately give notice to the other party and shall do everything possible to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended. If the period of nonperformance exceeds fifteen (15) days from the receipt of notice of the Force Majeure event, the party whose ability to perform has not been affected may, by giving written notice, terminate this Agreement.

     ILLEGAL ACTS. Licensee undertakes not to perform any illegal actions or transactions on Licensees Lottery web site. Any adult content and/or proof of money laundering will be regarded as illegal acts for purposes of this agreement. Upon written Notice from the Licensor that Licensee is committing an illegal act, Licensee shall immediately take action to terminate the illegal act. If not cured within 5 working days, Licensor may, at its sole option, terminate this agreement without further notice.


8    INDEMNIFICATION
     ---------------

     LIMITATION ON INDEMNIFICATION. Except as otherwise provided herein, Licensee acknowledges and agrees that neither Licensor nor its agents, nor any of their respective members, shareholders, directors, officers, employees or representatives (collectively the "Licensor Parties") will be liable to the Licensee or any of the Licensee's customers for any special, indirect, consequential, punitive or exemplary damages, or damages for lost profits or savings, in connection with this Agreement, its performance or breach. If despite the foregoing limitations, any of the Licensor parties should become liable to Licensee or any other person (a "Claimant"), the maximum aggregate liability of the Licensor Parties shall be limited to the lesser of the actual amount of loss or damage suffered by Claimant or the sum of Licensee's fees payable by the Licensee to Licensor for the 3 months prior to the loss.

     ACTIVITIES OF LICENSEE. Licensee shall indemnify, defend and hold harmless, Licensor and its agents and all Licensor Parties (the "Indemnified Parties") from and against all damages, losses, costs and expenses (including actual legal fees and costs), fines and liabilities incurred by or awarded against any of the Indemnified Parties in connection with Licensee's activities under this Agreement, including, without limitation, claims brought by a person using or relying on any advice given or publication produced and distributed by Licensee or by any Government Agency.

     DISRUPTIONS. Licensee acknowledges that from time to time, as a result of hardware failure, software failure, hurricanes, natural disasters, supplier failures, or acts of God, the services provided under this Agreement may be temporarily disrupted. Licensee acknowledges and agrees that neither Licensor, its agents nor any Licensor employees will be liable to Licensee or any of Licensee's customers for any special, indirect, consequential, punitive or exemplary damages, or damages for loss of profits or savings, in connection with these temporary disruptions.

     GOVERNMENT ISSUES. Licensor shall not be held liable for any damages of any kind which may result from any government legislation or policy which may affect or terminate this License or result in the Licensees Lottery web site being shut down.

9    CONFIDENTIALITY
     ---------------

     Licensee shall not disclose the Confidential Information of Licensor to any third party without the prior written consent of Licensor, nor shall Licensee disclose the terms or contents of this Agreement to any third party who is not bound to maintain the confidentiality between the parties.

10   GOVERNMENT  APPROVALS
     ---------------------

     The Licensee warrants and represents that it has or will have obtained prior to commencing any activities pursuant to this Agreement, all required government approvals and permits as of the date of this Agreement in order to use and/or operate the Software as provided herein and will ensure that Licensee holds all required government approvals and permits in order to use the Software in their Business, (including Internet gaming licenses), and that they will maintain such approvals and permits throughout the term of this Agreement.

11   OBLIGATIONS  OF  LICENSOR
     -------------------------

     TO PROVIDE THE RESOURCES. Licensor shall provide the resources (excluding the URL and Web Page Design) to enable Licensee to operate their own 649 Lottery game.

     REPAIRS. Licensor shall make all reasonable efforts to repair and correct (in an expedient manner) any problems that may arise from time to time which would cause Licensee to be unable to perform its obligations under this Agreement. Licensor shall be contactable 24/7 to take urgent problem calls from the Licensee. The parties agree that the calls must be of an urgent nature which would cover the following instances

          a)   The  software  has  crashed
          b) The software is not operating in a manner that would allow players to play the game in a normal manner

12   OBLIGATION  OF  LICENSEE
     ------------------------

     CUSTOMER/TECHNICAL SUPPORT. Licensee will provide their customers with technical support on a 24 hour 7 days a week basis. Licensor will provide software Technical support to Licensee.

     OVERALL GRAPHICS. Graphics for the Lottery web site shall be determined by and implemented at the expense of Licensee.



13   OPERATION  OF  SOFTWARE
     -----------------------

     URL'S. Licensee may operate their website only as a single URL with the name specified as the "Licensee URL Name" in Schedule "B".

     WARRANTY. Licensor warrants that the Random Number Generator used by the software for purposes of producing the 6 winning numbers are generated in an unbiased manner.



14   INTELLECTUAL  PROPERTY
     ----------------------

     Except as otherwise provided for herein, the following provisions shall apply with respect to copyrightable works, ideas, discoveries, inventions, applications for patents, and patents (collectively, "Intellectual Property"):

          a)   LICENSEE'S  INTELLECTUAL  PROPERTY

               The Licensee shall not hold any interest in any Intellectual Property except for Copyrights of the website for Graphic or Graphic Design created by or for the Licensee.

          b)   DEVELOPMENT  OF  INTELLECTUAL  PROPERTY

               Any items of Intellectual Property discovered or developed by the Licensor (or the Licensor's employees) for the benefit of the Licensee during the term of this Agreement shall automatically become the property of the Licensor.

               Furthermore, software features specifically developed by the Licensor for and paid by the Licensee shall be deemed the Intellectual Property of the Licensor, however, if there are to be any exclusivity and royalty conditions regarding such features, those conditions shall be mutually agreed in writing before such development begins.



15   ACCOUNTING
     ----------

     RECORDS. Licensee shall track and maintain statistical records of all web site activity, transactions and tickets sold on the Lottery website by Licensees customers. Licensee shall provide to Licensor at the end of each month a copy of the daily deposit amount and the daily profit/loss.

     Licensee acknowledges that Licensor has access to the web site data base but not to the players data base.

     ACCOUNTING REPORTS. Licensee shall provide weekly accounting reports, as required and/or as requested by Licensor.

     ARCHIVE PERIOD. Licensee shall archive and maintain the accounting information for a period of 1 year.


16   CUSTOMER  DATA
     --------------

     DATABASE. Licensee shall maintain a database containing the Customer Information. Licensee will provide Licensor with statistics of total deposits, average player deposits , number of new players and number of sign-ups or other information that Licensor may require to maintain records and calculate Royalty fees.


17   REGULATORY  ISSUES
     ------------------

     Licensee shall be solely responsible for determining the jurisdiction in which it chooses to accept and/or to receive wagers. Licensee will not take money wagers from the citizens of jurisdictions specified by Licensor.


18   WEB  SITE
     ---------

     Licensee shall construct and maintain the entire website where the Software is to be made available to Licensee's customers. The single Uniform Resource Locator ("URL") must be provided by Licensee to market their Lottery website


19   ARBITRATION
     -----------

     Any controversy or claim arising out of or relating to this agreement, or breach of this agreement, shall be settled by binding arbitration, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction. There shall be 1 arbitrator, mutually agreeable to the parties, or if the parties cannot agree on an arbitrator, then a court in a competent jurisdiction shall appoint one. The losing party shall pay all the expense of the arbitration. The arbitrator shall be selected in such jurisdiction as determined by Licensor. The parties agree to proceed in the jurisdiction selected by the Licensor. Either party may take alternative action to arbitration in a court of law in a jurisdiction specified by the Licensor.


20   RELATIONSHIP  OF  PARTIES
     -------------------------

     Except as specifically provided herein, nothing contained in the Agreement shall be construed to constitute either party as a partner, employee, or agent of the other, nor shall either party have any authority to bind the other in any respect, it being intended that each shall remain an independent contractor responsible for its own actions.

     Furthermore, it is understood and agreed between the parties that for a period of two years from the effective date, the Licensee shall not employ, hire or contract with or in any manner have any of the Licensors employees (including consultants actively working for the Licensor) work either directly or indirectly for the Licensee or their associates or agents, without the written approval of the Licensor, which may be refused without reason.


21   REPRESENTATION  OF  UNDERSTANDING
     ---------------------------------

     All parties and signatories to this Agreement acknowledge and agree that the terms of this Agreement are contractual and not mere recital, and all parties and signatories represent and warrant that they have carefully read this Agreement, have fully reviewed its provisions with their attorney, know and understand its contents and sign the same at their own free will. It is understood and agreed by all parties and signatories to this Agreement that execution of this Agreement may affect their rights and liabilities to a substantial degree and with the full understanding of that fact, they represent that the covenants provided for in this Agreement are in their respective best interests.


22   CONSEQUENTIAL  DAMAGES
     ----------------------

     In no event shall either party be liable for consequential damages caused by the other party unless there is negligence by either party.


23   CONFIDENTIAL  AND  PROPRIETARY  INFORMATION
     -------------------------------------------

     Both parties recognize that they have and/or shall have copyrights, products, costs, business affairs, trade secrets, technical information, product design information, and other proprietary information (collectively, "Information") which are valuable, special, and unique assets.

          a)   LICENSEE'S  BUSINESS  INFORMATION

               The Licensor agrees not to knowingly distribute, either orally or written, any information of the Licensee, including specific operational statistics or results, to a third party without the prior written approval of the Licensee.

          b)   LICENSOR'S  INTELLECTUAL  PROPERTY

               The Licensee agrees that the Software provided by the Licensor to the Licensee is the sole property of the Licensor regardless of any payments, fees or other considerations made to the Licensor by the Licensee.

          c)   UNAUTHORIZED  DISCLOSURE  OF  INFORMATION

               If it appears that either party has disclosed (or has threatened to disclose) Information in violation of this Agreement, the other party shall be entitled to an injunction to restrain the other party from disclosing, in whole or in part, such information, or from providing any services to any party to whom such information has been disclosed or may be disclosed pending resolution for any arbitration filed to resolve a dispute as it relates to this Agreement. Neither party shall be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.


          d)   CONFIDENTIALITY  AFTER  TERMINATION  OF  AGREEMENT

               The confidentiality provisions of this Agreement shall remain in full force and effect after the termination of this Agreement. A violation of sub-paragraphs 25(a) or 25(b) above shall be a material violation of this Agreement.


24   ENTIRE  AGREEMENT
     -----------------

     This Agreement constitutes the entire Agreement between the parties and signatories and all prior and contemporaneous conversations, negotiations, possible and alleged agreements, and representations, covenants, and warranties, express or implied, oral or written, with respect to the subject matter hereof, are waived, merged herein and superseded hereby. There are no other agreements, representations, covenants or warranties not set forth herein, the terms of this Agreement may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend and agree that this Agreement constitutes the complete and exclusive statement of its terms and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Agreement. No part of this Agreement may be amended or modified in any way unless such amendment or modification is expressed in writing signed by all parties to this Agreement.

25   FAXED  COPY
     -----------

     When all of the parties and signatories have executed this agreement it shall become effective. A faxed copy of this signed agreement will be binding upon the parties hereto.


26   GOVERNING  LAW
     --------------

     The parties and signatories to this Agreement agree that all questions respecting the execution, construction, interpretation or enforcement of this Agreement, or the rights obligations and liabilities of the parties and signatories hereto, shall be determined in accordance with the applicable provisions of the laws of British Columbia, Canada or such other jurisdiction as specified by the Licensor.



27   JURISDICTIONAL  CONSENT
     -----------------------

     The parties hereto expressly and irrevocably consent to the jurisdiction of the courts of the British Columbia, Canada or such other jurisdiction as selected by the Licensor at their sole option. Any action brought by or against either party in connection with the performance, termination, or breach of this Agreement shall be brought in the courts of British Columbia, Canada or as selected by Licensor, and the parties hereby agree that courts of such county(ries) shall be a convenient and exclusive forum for the hearing of any such action.

28   NOTICES
     -------

     All notices or other documents under this Agreement shall be by email and in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the party being noticed at its last known address.

29   NON-WAIVER
     ----------

     The failure of any party to insist upon the prompt and punctual performance of any term or condition in this Agreement, or the failure of any party to exercise any right or remedy under the terms of this Agreement on any one or more occasions shall not constitute a waiver of that or any other term, condition, right, or remedy on that or any subsequent occasion, unless otherwise expressly provided for herein.

30   HEADINGS
     --------

     Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

31   BINDING  EFFECT
     ---------------

     The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, partnership, or corporation, other that the parties, their successors and assigns, any benefits, or rights under or by reason of this Agreement, except to the extent of any contrary provision herein contained.

32   AUTHORITY
     ---------

     The parties hereto represent and warrant that they possess the full and complete authority to covenant and agree as provided in this Agreement and, if applicable, to release other parties and signatories as provided herein. If any party is a corporation, the signatory for any such corporation represents and warrants that they possess the authority and have been authorized by the corporation to enter into this Agreement.

33   ATTORNEYS  FEES
     ---------------

     Should it be necessary to institute any action to enforce the terms of this Agreement, the parties hereby agree that the prevailing party in any such action shall be entitled to recover its reasonable attorneys' fees, which shall include all costs of litigation, including, but not limited to court costs, filing fees, and expert witness fees but shall not include any traveling expenses. Further, the attorney fees and costs include the costs for any appeals. This paragraph shall remain separate from any judgment entered to enforce its terms and shall entitle the prevailing party to attorneys fees and costs incurred in connection with post judgment collection and enforcement efforts.

34   SEVERABILITY
     ------------

     If any provision of this Agreement is held by a court to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall be unaffected by such holding. If the invalidation of any such provision materially alters the agreement of the parties, then the parties shall immediately adopt new provisions to replace those, which were declared invalid.




35   EXHIBITS  INCORPORATED  BY  REFERENCE
     -------------------------------------

     All schedules referred to herein are incorporated by reference and are so incorporated for all purposes.

36   ASSIGNMENT  OF  THIS  AGREEMENT
     -------------------------------

     This License agreement may not be sold assigned, pledged, encumbered, or transferred by the Licensee without the written consent of Licensor, not to be unreasonably withheld.

37   NOTICE  BY  EMAIL  Licensor  and  Licensee  may  give  Notice to each other
     -----------------
     by email which will be binding upon the parties hereto provided a copy of the email is faxed or sent by mail to the other party within 3 days thereafter.




----------------------------------
649.COM INC. - LICENSOR





----------------------------------
                  -  LICENSEE

                                  SCHEDULE "A"
                                  ------------


LICENSEE'S URL to be used as the domain name for the gateway page is

      __________________________



                                  SCHEDULE "B"
                                  -------------



INITIAL FEES: Shall be the sum of $250,000 payable as follows
------------

     a)   $50,000  upon  signing  hereof
     b) Balance at time the 649 software has been, loaded onto Licensees servers.




                                  SCHEDULE "C"
                                  ------------



LOCATION OF SERVERS
-------------------

Licensee shall maintain the computer servers in any jurisdiction of their choice.




                                  SCHEDULE "D"
                                  ------------


THE  ROYALTY  FEE:     Licensee  will  pay Licensor a monthly Royalty Fee of  5%
of the price of each ticket sold by License, directly or indirectly.


                                  SCHEDULE "E"
                                  ------------

The server hardware required to run the 649 Software shall comprise ;